                                                                    Exhibit 23.1
                                                                    to Form F-3

                         [DELOITTE & TOUCHE LETTERHEAD]

Date                                  From                            Reference
July 25, 2003                      A. Sandler                      03-220.AS/ns

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference into this Registration Statement on Form F-3 of ASMI International N.V. of our report dated February 17, 2003, appearing in the ASM International N.V. annual report on Form 20-F for the year ended December 31, 2002.


/s/ Deloitte & Touche Accountants